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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 13, 2002

                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                                       95-3409686
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation of organization)                        Identification No.)


         400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS 77060
               (Address of Principal Executive Offices)        (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
                    (Former name, former address and former
                   fiscal year, if changed since last report)
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                                                                     Page 2 of 3


This Form 8-K/A is being filed to include Arthur Andersen's signature reference on Exhibit 16.1.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits.

          Exhibit No.          Description
          -----------          -----------
            16.1* Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 18, 2002.

            99.1** Press Release dated June 19, 2002 announcing the appointment of Ernst & Young LLP as the Registrant's independent auditors.

   --------------
    *  Filed herewith
   **  Previously Filed

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                                                                     Page 3 of 3


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CAL DIVE INTERNATIONAL, INC

                                          By:  A. Wade Pursell
                                               Chief Financial Officer

   Date:    June 21, 2002
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                                INDEX TO EXHIBITS

          Exhibit No.          Description
          -----------          -----------
            16.1* Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 18, 2002.

            99.1** Press Release dated June 19, 2002 announcing the appointment of Ernst & Young LLP as the Registrant's independent auditors.

   --------------
    *  Filed herewith
   **  Previously Filed